Item 1. Report to Shareholders

DECEMBER 31, 2004

REAL ESTATE FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

                               REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

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T. Rowe Price Real Estate Fund
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Fellow Shareholders

Real estate securities enjoyed another strong year, with real estate investment trusts (REITs) advancing more than 30% on average for the second year in a row. Results for our sector of the market outperformed the broad Standard & Poor's 500 Stock Index for the fifth consecutive year. However, we caution investors that these returns are above the historical trend line and are unsustainable long term. Nevertheless, performance in 2004 is a telling example of the dangers of attempting to time markets after sterling returns the year before, and we encourage shareholders to remain diversified (see our comments under "Investment Strategy" below).

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Real Estate Fund                            26.74%        36.82%

Wilshire Real Estate Securities Index       26.05         34.81

Lipper Real Estate Funds Index              24.87         32.13

Your fund delivered excellent absolute and relative returns over the 6- and 12-month periods ended December 31, 2004. Performance compared favorably with both the Lipper Real Estate Funds Index and the Wilshire Real Estate Securities Index, as can be seen in the accompanying table.

While results were strong across the broad real estate spectrum, the fundamentals varied widely among different property types. For example, retail-oriented properties continued to experience strong demand, which translated into solid income gains, while office-related properties struggled with significant vacancies and falling rents. Although office and apartment properties faced challenging environments, the prospects for improving fundamentals led investors to reward these segments as well with sizable returns.

DIVIDEND DISTRIBUTION

On December 13, 2004, your fund's Board of Directors declared a fourth-quarter income dividend of $0.05 per share, bringing full-year distributions to $0.49. The fourth-quarter distribution was paid on December 15 to shareholders of record on December 13. Remember to use your Form 1099-DIV, not your year-end statement, for tax filing purposes. As reported on the 1099-DIV, a portion of the fund's income distribution was reclassified as a long-term capital gain.

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INVESTMENT STRATEGY

We would like to welcome many new investors who joined the fund in 2004. In our previous letter to shareholders, we cautioned investors who had grown bearish on real estate stocks because of past performance that market-timing can be a mistake. Consequently, investors who ignored this segment of the market last year because of strong returns in 2003 found that their decision to time the market cost them dearly. We would like to reiterate that we are not market-timers ourselves since we regard it to be a futile exercise. It is important to remain diversified across various segments of the investment spectrum, and a well-diversified portfolio remains the best approach for investors with a long-term perspective.

Although we have described our investment philosophy in prior letters, this is an opportune time to provide you with a brief outline of our investment objectives. We believe that real estate investments have a place within a broadly diversified portfolio of assets. Our focus as managers is to provide shareholders with a quality portfolio of commercial real estate opportunities that are diversified both by property type and by geography. It is our desire to identify, partner with, and invest in the best real estate franchises over the long term. We employ a risk-aware, fundamental bottom-up approach in our search for rewarding opportunities. Our focus on the long term has resulted in a turnover rate that has historically been well below our peer group average since the fund's inception. This strategy has served shareholders well over the years, as can be seen in the average annual compound total return table for the one-year, five-year, and since-inception periods ended December 31, 2004. The table, along with a graph showing the growth of $10,000 versus our benchmarks since the fund commenced operations in 1997, can be found following this letter.

MARKET ENVIRONMENT AND STRATEGY

The U.S. economy continued to show promising, yet uneven, signs of improvement in 2004. Despite stubbornly high energy prices, GDP grew at a healthy pace. Job creation advanced throughout the year, although somewhat sluggishly at times. Nonetheless, approximately two million jobs were created in 2004, and we stress again that job growth is crucial to the health of real estate as commercial properties rely on the demand fostered by economic growth and job formation.

While the Fed raised short-term interest rates in increments from late-June through December, longer-term rates were virtually unchanged at the end of the year. In this environment, investors sought alternatives for higher potential returns, including real estate investments. Consequently, real estate properties and real estate securities benefited from strong demand. Historically, income distributions have provided the majority of returns in real estate securities, but price appreciation has accounted for the bulk of performance during the past two years. Overall earnings growth has been somewhat muted, implying that much of the appreciation was fueled by price/earnings expansion within our universe. As investors, we would prefer to see intrinsic earnings growth drive price appreciation rather than multiple expansion, and we caution that a compression of multiples is a risk in our sector. On the other hand, it is possible that earnings growth from improved property-level fundamentals could counterbalance the risk of compression.

Fundamentally, we see improvement in some sectors that had previously suffered. Within the apartment and office sectors, occupancies have picked up in some areas. During a recovery, occupancies often increase before pricing power is achieved, which appears to be the case this time. As a result, the improvement in occupancy has taken place in an environment where rental rates are being challenged as leases expire and new rates are negotiated. Weakness in the office and apartment segments, however, stands in stark contrast to the strong fundamentals in retail properties that have been experiencing robust demand along with pricing power.

Much has been made of the prices being paid for both real estate properties and securities. While it is easy to point to some valuations above historical averages, this situation is reflective of strong private market valuations. In other words, we see no obvious disconnect between public and private real estate valuations - although we cannot rule out the possibility that private market valuations are somewhat rich.

These valuations have generated unusual opportunities for our public companies to harvest uncommon prices and profits. Many of our holdings are actively selling properties to private parties in an effort to create shareholder value. Indeed, companies such as Archstone-Smith Trust, Catellus Development, and Cousins Properties sold significant portions of their portfolios to private buyers and made special cash distributions to public shareholders as a result. We believe these are characteristic of the benefits available to public real estate companies that can dynamically exploit opportunities between public and private markets.

PORTFOLIO REVIEW

Retail property investments continued to make strong absolute contributions to performance, abetted by strength in the office, apartment, and lodging sectors whose fundamentals have not fared as well in the recent economic climate. We maintained a broadly diversified portfolio and thus benefited widely.

Industry Diversification
--------------------------------------------------------------------------------

                                          Percent of Net Assets
                                          6/30/04      12/31/04
--------------------------------------------------------------------------------

Office                                      19.0%         20.0%

Apartment/Residential                       19.4          17.8

Shopping Center                             15.8          15.2

Regional Mall                               10.2          11.9

Industrial                                  10.6          10.8

Lodging and Leisure                          7.3           9.2

Diversified                                  8.1           5.5

Office and Industrial                        4.1           3.2

Other Real Estate                            0.7           2.1

Self Storage                                 1.7           1.6

Manufactured Housing                         1.9           1.2

Other and Reserves                           1.2           1.5
--------------------------------------------------------------------------------

Total                                      100.0%        100.0%

Historical weightings reflect current industry/sector classifications.

Lodging continued to show signs of recovery, which has proven a challenging process in the post-9/11 environment. Property level fundamentals are benefiting from strong year-over-year growth, and companies are again focused on expanding and growing revenues, not just on cutting expenses. In our June 2004 letter, we mentioned that we had begun to increase our exposure to a lodging recovery. We had maintained positions in quality names such as Starwood Hotels & Resorts Worldwide and LaSalle Hotel Properties, which were nicely rewarded during the recovery; indeed the former was among the top-performing REITs in 2004. More recent additions, including Host Marriott, also provided impressive returns. We thought it encouraging that the company resumed paying dividends that were interrupted after 9/11. As total return investors, we welcome income distributions and are pleased to note that all of our holdings declared cash distributions in 2004. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents of the portfolio.)

Once again we are able to highlight the positive contributions of our retail holdings, including our largest position Simon Property Group. Despite some uncertainty in the U.S. economy, consumers have continued to spend, which has supported the retail sector. Exceptionally strong demand for quality retail properties was exhibited in the premium all-cash bid for our Rouse Company shares. While we benefited substantially as a result, we were nonetheless a bit saddened to part with our Rouse holding, which had been such a rewarding investment over time. We continue to see value in quality mall assets and reinvested some proceeds from the Rouse sale in Macerich and Mills. Macerich controls a collection of premier regional malls largely positioned in western states, while Mills holds a more broadly diversified portfolio of regional malls. Each investment has its own merits, with Macerich offering potential benefits from a portfolio of redevelopment opportunities while Mills provides unique opportunities to profit from ground-up development projects.

We added shares of Plum Creek Timber, a REIT that holds about eight million acres of timberland. The company regularly seeks the best uses for its land and will sell acreage when it believes there is a better alternative use for it. For land that remains in Plum Creek's core business of producing timber, there is an excellent investment profile. Timber growers have the option to harvest and sell timber when the markets seem favorable, and an option to curtail sales when the markets are less cooperative. It can be beneficial in the long run to temporarily halt sales, since unharvested timber continues to grow, resulting in greater quantity and better product quality for harvesting when markets are again favorable. Prospects at the company appeared to be improving, and we felt the 2004 dividend increase reflected management's confidence.

OUTLOOK

Job creation should continue to expand, bringing with it brightening prospects for further real estate demand. The construction pipeline remains largely in balance, and a recovery in demand is crucial to maintaining the stream of property income. We are currently estimating modest single-digit earnings growth on average for real estate companies, based on a continuation of the economic recovery. We do note that rising interest rates can pose a risk to our sector, and that price/earnings compression can be a formidable threat even in the face of improving earnings, as mentioned earlier. Nevertheless, we are generally encouraged by signs of improving real estate fundamentals, which underpin the long-run prospects of continuing cash generation from our portfolio companies.

As always, we appreciate your confidence in the fund and will remain focused on managing the portfolio with a long-term perspective.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

January 21, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

--------------------------------------------------------------------------------

RISKS OF INVESTING

The fund's share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund's share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

GLOSSARY

Beta: A measure of the market risk of a portfolio showing how responsive the fund is to a given market index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Capitalization rate: A ratio, shown as a percentage rate, that estimates the present value of an income-producing asset. Riskier investments have higher capitalization rates and lower present values.

Lipper indexes: Fund benchmarks that consist of a small number (10 or 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Wilshire Real Estate Securities Index: A market capitalization-weighted index composed of publicly traded real estate investment trusts and real estate operating companies.

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T. Rowe Price Real Estate Fund
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Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

Simon Property Group                                                        5.1%

Vornado Realty Trust                                                        4.4

Equity Office Properties                                                    4.2

Boston Properties                                                           3.9

Archstone-Smith Trust                                                       3.8
--------------------------------------------------------------------------------

Equity Residential                                                          3.5

ProLogis                                                                    3.2

Camden Property Trust                                                       3.1

AMB Property                                                                3.0

SL Green Realty                                                             2.7
--------------------------------------------------------------------------------

Starwood Hotels & Resorts Worldwide                                         2.7

CarrAmerica Realty                                                          2.6

Avalonbay Communities                                                       2.6

Regency Centers                                                             2.5

EastGroup Properties                                                        2.5
--------------------------------------------------------------------------------

Weingarten Realty Investors                                                 2.4

Kimco Realty                                                                2.4

Essex Property Trust                                                        2.2

Reckson Associates Realty                                                   2.2

United Dominion Realty Trust                                                2.1
--------------------------------------------------------------------------------

General Growth Properties                                                   2.1

Developers Diversified Realty                                               2.0

New Plan Excel Realty                                                       2.0

Duke Realty                                                                 2.0

Pan Pacific Retail Properties                                               1.9
--------------------------------------------------------------------------------

Total                                                                      71.1%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases                       Largest Sales
--------------------------------------------------------------------------------

Equity Office Properties                Rouse **

Macerich Company *                      CBL & Associates Properties

Simon Property Group                    General Growth Properties

Camden Property Trust

Archstone-Smith Trust

Mills *

Federal Realty Investment Trust

Host Marriott

Plum Creek Timber *

St. Joe *


 * Position added
** Position eliminated

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T. Rowe Price Real Estate Fund
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Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

Real Estate Fund
--------------------------------------------------------------------------------

As of 12/31/04

Real Estate Fund                               $ 25,315

Wilshire Real Estate Securities Index          $ 22,955

Lipper Real Estate Funds Index                 $ 21,508



                               Wilshire              Lipper
                            Real Estate         Real Estate                Real
                             Securities               Funds              Estate
                                  Index               Index                Fund

10/31/97                $        10,000     $        10,000     $        10,000

12/97                            10,428              10,356              10,782

12/98                             8,611               8,583               9,180

12/99                             8,337               8,280               9,067

12/00                            10,899              10,396              11,961

12/01                            12,038              11,448              13,022

12/02                            12,319              11,863              13,722

12/03                            16,930              16,278              18,503

12/04                            22,955              21,508              25,315


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                           Since
                                                                       Inception
Periods Ended 12/31/04                      1 Year        5 Years       10/31/97
--------------------------------------------------------------------------------

Real Estate Fund                            36.82%         22.80%         13.84%

Wilshire Real Estate Securities Index       34.81          22.31          12.21

Lipper Real Estate Funds Index              32.13          21.04          11.28

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

The fund charges a 1% redemption fee on shares held 90 days or less. The performance information does not reflect the deduction of redemption fees; it it did, performance would be lower. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Fund Expense Example
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   7/1/04         12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                             $1,000        $1,267.40                 $5.13

Hypothetical (assumes 5%
return before expenses)             1,000         1,020.61                  4.57

*Expenses are equal to the fund's annualized expense ratio for the six-month period (0.90%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class

                                   Year
                                  Ended
                               12/31/04  12/31/03  12/31/02  12/31/01  12/31/00

NET ASSET VALUE

Beginning of period            $  13.65  $  10.62  $  10.54  $  10.19   $  8.11

Investment activities

  Net investment income (loss)     0.43      0.36      0.38*     0.42*     0.38*

  Net realized and unrealized
  gain (loss)                      4.49      3.26      0.19**    0.46      2.16

  Total from investment
  activities                       4.92      3.62      0.57      0.88      2.54

Distributions

  Net investment income           (0.49)    (0.52)    (0.47)    (0.53)    (0.38)

  Net realized gain               (0.18)    (0.05)        -         -         -

  Tax return of capital               -     (0.02)    (0.02)         -    (0.09)

  Total distributions             (0.67)    (0.59)    (0.49)    (0.53)    (0.47)

Redemption fees
added to paid-in-capital              -         -         -         -      0.01

NET ASSET VALUE

End of period                  $  17.90  $  13.65  $  10.62  $  10.54   $ 10.19
                               -------------------------------------------------
Ratios/Supplemental Data

Total return^                    36.82%    34.84%     5.38%*    8.87%*   31.92%*

Ratio of total expenses to
average net assets                0.90%     1.00%     1.00%*    1.00%*    1.00%*

Ratio of net investment
income (loss) to average
net assets                        2.74%     3.49%     4.07%*    4.09%*    4.61%*

Portfolio turnover rate            8.4%      4.5%      9.8%     37.2%     19.0%

Net assets, end of period
(in thousands)                 $641,014  $291,066  $131,736  $ 68,720   $53,703

 ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

 * Excludes expenses in excess of a 0.90% contractual expense limitation in effect through 4/30/06 and expenses in excess of 1.00% contractual expense limitation in effect through 12/31/03.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004

Portfolio of Investments (1)                             Shares            Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   98.5%


REAL ESTATE   98.5%


Apartment/ Residential   17.8%

Archstone-Smith Trust, REIT                             635,000           24,321

Avalonbay Communities, REIT                             218,000           16,415

Camden Property Trust, REIT                             387,000           19,737

Equity Residential, REIT                                616,000           22,287

Essex Property Trust, REIT                              169,000           14,162

Gables Residential Trust, REIT                           92,000            3,293

United Dominion Realty Trust, REIT                      553,000           13,714

                                                                         113,929

Diversified   5.5%

Cousins Properties, REIT                                217,000            6,569

Vornado Realty Trust, REIT                              373,000           28,396

                                                                          34,965

Industrial   10.8%

AMB Property, REIT                                      479,000           19,347

Catellus Development, REIT                              252,000            7,711

Centerpoint Properties, REIT                            120,000            5,747

EastGroup Properties, REIT                              418,000           16,018

ProLogis, REIT                                          467,000           20,235

                                                                          69,058

Lodging & Leisure   9.2%

Hilton                                                  270,000            6,140

Host Marriott, REIT                                     679,000           11,747

LaSalle Hotel Properties, REIT                          230,000            7,321

Marriott, Class A                                       149,000            9,384

Starwood Hotels & Resorts Worldwide, Class B            291,000           16,994

Strategic Hotel Capital, REIT                           463,000            7,639

                                                                          59,225

Manufactured Housing   1.2%

Sun Communities, REIT                                   197,000            7,929

                                                                           7,929

Office   20.0%

Arden Realty, REIT                                      278,000           10,486

Boston Properties, REIT                                 390,000           25,221

CarrAmerica Realty, REIT                                501,000           16,533

Equity Office Properties, REIT                          923,000           26,878

Mack-Cali Realty, REIT                                  193,000            8,884

Maguire Properties, REIT                                339,000            9,309

Reckson Associates Realty, REIT                         427,000           14,010

SL Green Realty, REIT                                   283,000           17,136

                                                                         128,457

Office & Industrial   3.2%

Duke Realty, REIT                                       374,000           12,768

Kilroy Realty, REIT                                     188,000            8,037

                                                                          20,805

Other Real Estate   2.1%

Plum Creek Timber, REIT                                 167,000            6,420

St. Joe                                                 112,000            7,190

                                                                          13,610

Regional Mall   11.9%

CBL & Associates Properties, REIT                       132,000           10,078

General Growth Properties, REIT                         378,000           13,668

Macerich Company, REIT                                  186,000           11,681

Mills, REIT                                             131,000            8,353

Simon Property Group, REIT                              504,000           32,594

                                                                          76,374

Self Storage   1.6%

Public Storage, REIT                                    179,000            9,979

                                                                           9,979

Shopping Center   15.2%

Developers Diversified Realty, REIT                     293,000           13,000

Federal Realty Investment Trust, REIT                   226,000           11,673

Kimco Realty, REIT                                      268,000           15,541

New Plan Excel Realty, REIT                             475,000           12,863

Pan Pacific Retail Properties, REIT                     194,000           12,164

Regency Centers, REIT                                   294,000           16,288

Weingarten Realty Investors, REIT                       391,000           15,679

                                                                          97,208

Total Real Estate                                                        631,539


Total Common Stocks (Cost  $459,858)                                     631,539


SHORT-TERM INVESTMENTS   2.0%


Money Market Fund   2.0%

T. Rowe Price Reserve Investment Fund, 2.28% #!      13,208,595           13,209


Total Short-Term Investments (Cost  $13,209)                              13,209


Total Investments in Securities

100.5% of Net Assets (Cost $473,067)                                    $644,748
                                                                        --------


 (1) Denominated in U.S. dollars unless otherwise noted

   # Seven-day yield

   ! Affiliated company - See Note 4

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $13,209)                            $        13,209

  Non-affiliated companies (cost $459,858)                               631,539

  Total investments in securities                                        644,748

Other assets                                                               5,938

Total assets                                                             650,686

Liabilities

Total liabilities                                                          9,422

NET ASSETS                                                       $       641,264
                                                                 ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                           $         2,337

Net unrealized gain (loss)                                               171,681

Paid-in-capital applicable to 35,827,506 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                          467,246

NET ASSETS                                                       $       641,264
                                                                 ---------------

NET ASSET VALUE PER SHARE

Investor Class
($641,014,385/35,813,539 shares outstanding)                     $         17.90
                                                                 ---------------

Advisor Class
($250,000/13,967 shares outstanding)                             $         17.90
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Dividend income                                                  $        15,122

Expenses

  Investment management                                                    2,546

  Shareholder servicing                                                      832

  Custody and accounting                                                     108

  Prospectus and shareholder reports                                          96

  Registration                                                                75

  Legal and audit                                                             12

  Directors                                                                    6

  Miscellaneous                                                                6

  Reductions/repayments of fees and expenses

    Investment management fees (waived) repaid                                56

  Total expenses                                                           3,737

Net investment income (loss)                                              11,385

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                    10,788

Change in net unrealized gain (loss) on securities                       119,162

Net realized and unrealized gain (loss)                                  129,950

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $       141,335
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/04       12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                         $  11,385      $   6,795

  Net realized gain (loss)                                10,788          3,084

  Change in net unrealized gain (loss)                   119,162         50,320

  Increase (decrease) in net assets
  from operations                                        141,335         60,199

Distributions to shareholders

  Net investment income                                  (13,530)        (8,868)

  Net realized gain                                       (6,207)          (985)

  Tax return of capital                                        -           (388)

  Decrease in net assets from distributions              (19,737)       (10,241)

Capital share transactions *

  Shares sold

    Investor Class                                       320,217        140,631

    Advisor Class                                            250              -

  Distributions reinvested

    Investor Class                                        17,650          9,296

  Shares redeemed

    Investor Class                                      (109,735)       (40,621)

  Redemption fees received

    Investor Class                                           218             66

  Increase (decrease) in net assets from
  capital share transactions                             228,600        109,372

Net Assets

Increase (decrease) during period                        350,198        159,330

Beginning of period                                      291,066        131,736

End of period                                          $ 641,264      $ 291,066
                                                       ---------      ---------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/04       12/31/03
*Share information

    Shares sold

      Investor Class                                      20,904         11,591

      Advisor Class                                           14              -

    Distributions reinvested

      Investor Class                                       1,112            751

    Shares redeemed

      Investor Class                                      (7,528)        (3,416)

    Increase (decrease) in shares outstanding             14,502          8,926

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1997, and Real Estate Fund--Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Class Accounting
The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets; no such fees were incurred during the period ended December 31, 2004. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $40,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees
A 1% fee is assessed on redemptions of Investor Class fund shares held less than 6 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $261,934,000 and $34,875,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                                  $   13,530,000

Long-term capital gain                                                6,207,000

Total distributions                                              $   19,737,000
                                                                 --------------

At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Net unrealized appreciation (depreciation)                       $  171,681,000

Undistributed long-term capital gain                                  2,337,000

Paid-in capital                                                     467,246,000

Net assets                                                       $  641,264,000
                                                                 --------------

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of dividends received from REIT investments. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                              $    2,145,000

Undistributed net realized gain                                      (2,244,000)

Paid-in capital                                                          99,000

At December 31, 2004, the cost of investments for federal income tax purposes was $473,067,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $352,000.

The Investor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.90%. Through April 30, 2008, the class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2004, management fees waived in the amount of $66,000 remain subject to repayment through December 31, 2005.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $464,000 for T. Rowe Price Services, Inc., and $110,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $77,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $116,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $13,209,000 and $6,459,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 13,967 shares of the Advisor Class, representing less than 1% of the fund's net assets.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Estate Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

  o $2,145,000 from short-term capital gains,

  o $6,305,000 from long-term capital gains, of which $5,075,000 was subject to the 15% rate gains category, and $1,230,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $590,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $272,000 of the fund's income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1997

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1997                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe
1997                          Price Global Investment Services Limited and
[43]                          T. Rowe Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1997                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Real Estate Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Stephen W. Boesel (1944)                Vice President, T. Rowe Price, T. Rowe
Vice President, Real Estate Fund        Price Group, Inc., and T. Rowe Price
                                        Trust Company

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Real Estate Fund        Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Real Estate Fund             Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Anna M. Dopkin, CFA (1967)              Vice President, T. Rowe Price and
Vice President, Real Estate Fund        T. Rowe Price Group, Inc.

Joseph B. Fath, CPA (1971)              Vice President, T. Rowe Price; formerly
Vice President, Real Estate Fund        intern, T. Rowe Price (to 2001); Chief
                                        Financial Officer and Cofounder,
                                        Broadform, Inc. (to 2000)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Real Estate Fund        Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice
Real Estate Fund                        President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price Group,
                                        Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Real Estate Fund        T. Rowe Price Trust Company

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Real Estate Fund        Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Thomas J. Huber, CFA (1966)             Vice President, T. Rowe Price and
Vice President, Real Estate Fund        T. Rowe Price Group, Inc.

David M. Lee, CFA (1962)                Vice President, T. Rowe Price and
President, Real Estate Fund             T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Real Estate Fund             and T. Rowe Price Investment Services,
                                        Inc.

Philip A. Nestico (1976)                Vice President, T. Rowe Price
Vice President, Real Estate Fund

Charles M. Ober, CFA (1950)             Vice President, T. Rowe Price and
Vice President, Real Estate Fund        T. Rowe Price Group, Inc.

Theodore E. Robson, CFA (1965)          Vice President, T. Rowe Price, T. Rowe
Vice President, Real Estate Fund        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Real Estate Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $6,382                $8,057
     Audit-Related Fees                         890                   468
     Tax Fees                                 1,731                 2,092
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Estate Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005